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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                         March 26, 2001 (March 26, 2001)

                             CONEXANT SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)


    Delaware                       000-24923                    25-1799439
(State or other                   (Commission                  (IRS Employer
jurisdiction of                   File Number)              Identification No.)
 incorporation


4311 Jamboree Road, Newport Beach, California                    92660-3095
(Address of principal executive offices)                         (Zip code)


Registrant's telephone number, including area code: (949) 483-4600



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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.  Other Events.

         Registrant's press release dated March 26, 2001 is filed herewith as
Exhibit 99 and is incorporated herein by reference.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.


(c) Exhibits.

         99    Press release of Registrant dated March 26, 2001.



                                    SIGNATURE
         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                             CONEXANT SYSTEMS, INC.
                                                  (Registrant)

                                             By /s/ Dennis E. O'Reilly
                                                ----------------------
                                                Dennis E. O'Reilly
                                                Senior Vice President,
                                                  General Counsel and
                                                  Secretary


Dated:  March 26, 2001

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                                  EXHIBIT INDEX

                                                                    Sequentially
Exhibit                                                               Numbered
Number                             Description                          Page
------                             -----------                          ----

  99           Press Release of Registrant dated March 26, 2001.